PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

STUDIO BROMONT, INC.
(formerly Petapeer Holdings, Inc)

December 31 st , 2002

Unaudited

Studio Bromont, Inc.
[Incorporated under the General Corporation law of Florida]

PRO-FORMA CONSOLIDATED BALANCE SHEET

As of December 31, 2002

                                                                                                                                                  Studio Bromont, Inc                               Vectoria,Inc                                   Combined

ASSETS
Current assets
Cash                                                                                                                               -                               20,829                              20,829
Accounts receivable                                                                                                                                             -                                       -                                                    -
Prepaid expenses                                                                                                              -                                        -                                       -
                                                                                                                                                                                  -                               20,829                               20,829
Fixed assets                                                                                                                                                           -                              899,651                             899,651
Goodwill                                                                                                                                                                 -                                        -                                                     -
Capital asset                                                                                                                   -                                        -                                        -
                                                                                                                                                                                 -                              920,480                             920,480

LIABILITIES
Accounts payable and accrued liabilities                                                                      666,512                          2,094,551                          2,761,063
Accrued Interest                                                                                                                                                     -                                      -                                       -
Current portion of obligations under capital leases                                                                                          -                             180,219                            180,219
                                                                                                                                                                      666,512                          2,274,770                         2,941,282
Obligations under capital leases                                                                                                                        -                             321,693                            321,693
Due to parent company                                                                                                       -                             269,311                             269,311
Due to an administrator                                                                                                     -                             130,000                             130,000
Shareholders’ equity
Capital stock                                                                                                                                                 13,703                                  100                               13,803
Retained earnings                                                                                                   (680,215)                        (2,075,394)                         (2,755,609)
                                                                                                                                                                   (666,512)                         (2,075,294)                         (2,741,806)
                                                                                                                                                                                 -                              920,480                              920,480

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Studio Bromont, Inc.
PRO-FORMA CONSOLIDATED RETAINED EARNING

As of December 31, 2002

                                                                                                                                                               Studio Bromont, Inc                        Vectoria,inc                  Combined
                                                                                                                                                                                 [12 months]                     [12 months]

Balance, beginning the year                                                                                               (112,893)                       357,201               244,308

Net Earnings                                                                                                                                                          (567,322)                    (2,432,595)          (2,999,917)

Balance, end of year                                                                                                                                            (680,215)                   (2,075,394)           (2,755,609)

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Studio Bromont, Inc.
PRO-FORMAT CONSOLIDATED STATEMENTS OF INCOME

As of December 31, 2002

                                                                                                                                                                                Studio Bromont, Inc                Vectoria,inc                   Combined
                                                                                                                                                                                               [12 months]                  [12 months]

Sales                                                                                                                                                                                                      -                   378,812                378,812

Operating expenses                                                                                                                                 -                   879,120                879,120
Earnings before the following items                                                                                                                                               -                  (500,308)              (500,308)

Expenses
Administrative expenses                                                                                                                 536,200                 1,848,180             1,025,487
Financial expenses                                                                                                                                                                   31,122                     84,107                  18,687
                                                                                                                                                                                                  567,322                1,932,287              1,053,174
Earnings from continuing operations                                                                                                         -                                       -             (1,058,516)
Earnings from discontinued operations                                                                                                      -                                       -                 (358,017)
Gain on disposal of subsiduaries                                                                                                               -                             -                  875,206
Net earnings                                                                                                                              (567,322)               (2,432,595)                (2,999,917)

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